SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 3, 2000
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                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          0-25716                     94-2691724
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


    529 Fifth Avenue, New York, New York                           10017
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  (Address of principal executive offices)                       (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2060
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

     On April 3, 2000 (the "Closing Date"), Finlay Fine Jewelry Corporation, a Delaware corporation ("Buyer"), which is a wholly-owned subsidiary of Finlay Enterprises, Inc., consummated the acquisition of certain assets of Jay B.
Rudolph, Inc., a Florida corporation ("Seller"), used by Seller in connection with its operation of all of its 57 leased fine jewelry departments in Dayton's and Hudson's department stores owned by Target Corporation and in department stores owned by Bloomingdale's, Inc. (collectively, the "Acquired Departments"). The Acquisition was consummated under an Asset Purchase Agreement dated February 10, 2000 (the "Agreement") among Buyer, Seller, Richard A. Rudolph and Ronald J. Rudolph, the sole stockholders of the Seller.

     Pursuant to the terms and provisions of the Agreement, on the Closing Date, Buyer purchased from Seller the following assets owned by the Seller as of the Closing Date (collectively, the "Assets"): (i) subject to the limitations and exclusions described in the Agreement, certain finished goods inventories located at the Acquired Departments, (ii) certain equipment, fixtures, furniture, leasehold improvements and personal property owned by the Seller and related to or located in the Acquired Departments, (iii) supplies, spare and replacement parts and other related items located in the Acquired Departments,
(iv) certain agreements used in connection with or relating to the operation of the Acquired Departments or Acquired Business and (v) certain other miscellaneous assets described in the Agreement.

     The purchase price paid by the Buyer was $21.1 million, subject to certain post-closing adjustments. The Buyer financed the acquisition with borrowings under its revolving credit facility.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     None.


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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FINLAY ENTERPRISES, INC.
                                                (Registrant)

Dated:  April 17, 2000                          By: /s/ Bruce Zurlnick
                                                   --------------------------
                                                   Bruce Zurlnick
                                                   Senior Vice President and
                                                   Chief Financial Officer

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